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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 18, 1997 with respect to the financial statements of Omega Worldwide, Inc., in the Registration Statement (Amendment No. 6 to Form S-1) dated March 30, 1998.


                                          /s/ Ernst & Young LLP

Detroit, Michigan

March 30, 1998